UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06671

DWS Global High Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

DWS Global High Income Fund, Inc.

Semiannual Report to Stockholders

April 30, 2006

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

DWS Global High Income Fund, Inc.

Investment Objectives and Policies

seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities

Investment Characteristics

a non-diversified closed-end investment company investing principally in a portfolio of global high income securities and, to a limited extent, emerging country equity securities a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information

Executive Offices

DWS Global High Income Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

DWS Closed-End Fund Info Line (800) 349-4281

Web Site

Visit our Direct Link:

www.cef.dws-scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Willkie Farr & Gallagher LLP

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — LBF

Contents

Click Here Portfolio Management Review

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Other Information

Click Here Privacy Statement

Net Asset Value

The fund's net asset value is listed in the following publications: The Wall Street Journal (Mondays) The New York Times Barron's

Investments in funds involve risks. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents greater risks than investing in domestic investments, such as currency fluctuations and political and economic changes and market risks. This may result in greater share price volatility. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of the DWS Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, Portfolio Manager Brett Diment discusses DWS Global High Income Fund's strategy and the market environment during the six-month period ended April 30, 2006.

Q:  How did the emerging markets bonds perform during the semiannual period?

A:  Emerging debt markets performed well during the period in review, with many sovereign yield spreads falling to all-time narrow levels and many domestic fixed income markets continuing to provide robust performance.1 The strong return of the asset class was driven by a continuation of prudent macroeconomic policies within the major emerging economies, as well as robust global economic growth and buoyant commodity prices. The external background also was favorable. While we have long identified the prospect of a sharp rise in interest rates across developed markets, notably the United States, as a potential source of concern for the asset class, the global backdrop was generally positive during the period. Emerging debt markets did suffer a temporary setback in March in tandem with a sharp rise in US Treasury yields and a temporary bout of global risk aversion, but spreads began to narrow once again in April as favorable country fundamentals began to re-assert themselves as the market's primary focus.

1 The yield spread is the difference in yield between the emerging markets and Treasuries, the latter of which are seen to be free of credit risk. Narrow, or tight, spreads are a sign of positive performance, and wider spreads indicate negative performance. Emerging-markets debt is valued by measuring the attractiveness of the yield spread.

Q:  How did the fund perform during this time?

A:  For the six months ended April 30, 2006, the fund's cumulative total return based on net asset value was 8.58%, while its total return based on its share price as listed on the New York Stock Exchange was 9.15%, closing at $8.30 a share.

Performance was helped by our decisions to maintain a generally aggressive portfolio and remain overweight in some of the higher-yielding credits within the asset class. In terms of overall investment themes, we increased the fund's exposure to domestic fixed-income and foreign exchange markets.2 Both are vehicles to gain exposure to the performance of emerging-markets currencies, and this helped returns, since many currencies moved higher against the dollar during the period. We have also invested selectively in corporate bonds within certain countries to take advantage of higher yields relative to sovereign (i.e., government-issued) securities. In these cases, we have confined our exposure to strong-performing companies with robust balance sheets, and we have kept the size of individual positions moderate in order to retain access to market liquidity.3

2 The fund can invest in both dollar-denominated "external" debt issued on the global markets and local-currency debt issued within the home markets. Local-currency debt is affected by both movements in the price of a country's bonds and the price movements of the country's currency. The latter group performed well during the period, so the fund's investments in this area were generally a positive for performance.

3 Liquidity in this sense refers to the ease with which securities can be bought and sold.

Q:  How is the fund positioned in Latin America?

A:  The fund maintains a significant core holding in Brazil, which remains supported by a current account surplus (the difference between exports and imports), a healthy budget surplus and declining inflation. Lower inflation, in turn, enabled the central bank to continue an interest-rate cutting cycle, thereby improving the outlook for its longer-term debt. The robust state of the country's finances is illustrated by Brazil's decision to repay all of its International Monetary Fund (IMF) loans last year and announce a USD $20 billion external debt buy-back program for this year. In addition, the presidential elections coming up in October should prove one of the least turbulent from a market perspective in many years, as both the incumbent, President Lula, and his challenger, Geraldo Alckmin, are likely to be well-received by the markets. In terms of the fund's overall Brazil allocation, we have taken selective exposure to real-denominated bonds issued by high-grade Brazilian banks, together with traditional exposure in sovereign bonds denominated both in US dollars and in the Brazilian real.

Elsewhere in the region, the fund continues to hold a position in Venezuela, and we have added moderately to the fund's holding in Ecuador. Despite the adoption of populist economic policy measures in both countries, the core fact remains that both countries continue to benefit significantly from elevated oil prices.4 In addition, both have maintained prudent fiscal policies despite the adoption of these populist measures. Further positives include the fact that Venezuela continues to retire its debt in external markets, while Ecuador has announced an early call of the majority of its 2012 bond issue, with the possibility of retiring the rest of this issue during the course of this year. Lower supply, naturally, provides a more favorable backdrop for the market.

4 "Populist" policies can be a negative for bond market performance, since they often entail government interference in the free markets.

The portfolio's core position in Argentina remains in place, and we have added slightly both to our holdings of external debt and to warrants tied to the rate of gross domestic product growth. The latter investments have performed especially well, as economic growth continues to rebound strongly from the 2001 crisis. In turn, robust growth — together with a modest level of indebtedness — continue to support the near-term outlook for Argentina's external debt. Over a longer horizon, concerns remain over some of the interventionist economic policies implemented by the Nestor Kirschner administration, such as the imposition of price controls to subdue inflation and the adoption of a heavily managed currency exchange-rate policy. However, Argentina's economic profile is currently strong enough that, as with Brazil, the government decided to repay its IMF loans ahead of schedule.

We have also recently increased the fund's exposure in Peru, where country fundamentals continue to be supported by high commodity prices, notably for gold and copper. The main source of concern for the market centered on the prospect of populist presidential candidate Ollanta Humala prevailing in May's presidential elections, although he was slipping in opinion polls as the fund's reporting period drew to a close.

In Mexico, the fund's primary exposure remains in peso-denominated government bonds, known as Mbonos. The central bank has kept its rate-cutting cycle in place against the backdrop of subdued inflation, albeit with the caveat accompanying the last rate cut that further rate reductions would likely materialize only after July's presidential elections. On this note, politics has been a source of concern for the market, with yields rising in March as investors became worried about the prospect of populist candidate Manuel Lopez Obrador's winning July's presidential elections. We used this weakness as an opportunity to add to the fund's position in Mexico, and bonds have since rallied as the market-friendly candidate Felipe Calderon widened his lead in opinion polls over Lopez Obrador.

Finally, we added a small position in the Dominican Republic, which has performed well on expectations for robust economic growth in the country.

Q:  What is your thinking regarding the Europe/Middle East/Africa region?

A:  We retain a favorable outlook for Russian sovereign debt, although we have eliminated the fund's exposure in light of the extremely narrow level of sovereign spreads (meaning we are getting paid less to invest in Russia) and used the proceeds to fund higher-yielding purchases elsewhere. Within Russia, we have also rotated some of the portfolio's sovereign exposure into high-grade corporate securities within the banking, telecommunications and transportation sectors in order to take advantage of their higher yields relative to sovereign securities.

By contrast, we have slightly reduced the fund's exposure in Ukraine, where ongoing political uncertainty and the failure of the new parliament to form a governing coalition remain causes for concern. The country has also suffered a notable setback in its growth outlook and terms of trade following the recent price hikes in gas imports from Russia. Although the extremely low level of sovereign indebtedness in Ukraine prevents us from becoming overly negative on the credit, we await either greater political certainty or wider yield spreads before we rebuild the portfolio's exposure.

We have also reduced exposure in Turkish external debt, and we may look to reduce holdings in lira-denominated government bonds as well. Turkey continues to benefit from robust economic growth and a significant surge in foreign direct investment, supported by the prospect of eventual European Union (EU) accession. However, the widening current account deficit remains a cause for concern, and inflation has remained stubbornly high in recent months. Acrimony over the course of normalizing trade relations with Cyprus could also prove to be a source of concern later this year, and we remain moderately skeptical of the value in Turkish fixed income at current levels.

Elsewhere in the region, we continued to take profits on the fund's long-standing positions in Bulgarian and Romanian external debt. These positions have served us extremely well in recent years, as spreads continue to grind lower to reflect the increasing likelihood of EU accession for both countries in 2007. As a result, we see declining residual value in these positions.

Q:  What is the fund's positioning in Asia?

A:  In Asia, the fund continues to have limited positions in sovereign external debt, where the extremely tight level of spreads offers little yield benefits or additional prospective upside. One exception to this is in the Philippines, where we have added to the portfolio's holdings in external debt given the relatively wide level of spreads and the favorable economic outlook. The fund's main exposures in Asia remain focused on local currency instruments, and we continue to hold government bonds denominated in the Indonesian rupiah and the Malaysian ringgit. Both currencies have been appreciating against the US dollar, increasing the value of the fund's holdings. At the same time, the rupiah-denominated bonds have increased in price due to falling inflation and interest rate cuts by the country's central bank.

Q:  What is your overall thinking on the asset class as we move into the second half of the year?

A:  Although spreads in external debt markets have tightened significantly, this tightening is in large part justified by significant credit improvements that have taken place within the asset class. We therefore believe that any significant sell-off is likely to be driven by external factors such as rising global risk aversion among investors or a sharp rise in interest rates across the developed markets. Sustained strength in commodity prices also remains a pillar of support for the asset class, and in this regard, sustained economic growth in China remains a key factor. While we remain positive on the asset class as a whole, we continue to focus on credits in which we see room for medium-term outperformance, in some cases investing selectively in high-grade corporate debt for yield and diversification benefits. Investments in domestic fixed-income and foreign exchange instruments are also likely to remain a core theme in the portfolio.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Summary as of April 30, 2006

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the product's most recent month-end performance.

Historical Information
	Total Return (%)
	Market Value[a]		Net Asset Value[a]		Index[b]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	3.90	—	1.43	—	0.44	—
Six Months	9.15	—	8.58	—	5.46	—
One Year	22.25	22.25	20.15	20.15	13.26	13.26
Three Year	51.75	14.92	63.04	17.70	43.29	12.74
Five Year	148.90	20.01	145.31	19.66	83.03	12.85
Ten Year	117.60	8.09	142.89	9.28	232.63	12.77
Per Share Information and Returns[a]
	Yearly periods ended April 30

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
Net Asset Value ($)	16.07	13.96	6.02	6.11	6.03	6.61	7.19	7.32	8.35	9.36
Income Dividends ($)	1.50	1.50	1.05	.60	.60	.75	.66	.59	.56	.56
Capital Gains Distributions ($)	.80	2.12	—	—	—	—	—	—	—	—
Total Return (%)	41.83	11.20	-50.35	14.39	10.54	24.22	21.12	10.73	22.55	20.15

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

b The unmanaged, unleveraged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On November 14, 1997, the Fund was renamed Scudder Global High Income Fund, Inc., and adopted its current investment policies. On February 6, 2006, the Fund was renamed DWS Global High Income Fund, Inc. Prior to November 14, 1997 the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in US dollar-denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is 74.09% based on net asset value.

Portfolio Summary as of April 30, 2006 (Unaudited)

Asset Allocation (Excludes Cash Equivalents)	4/30/06	10/31/05

Sovereign Bonds	86%	100%
Financials	10%	—
Energy	4%	—
	100%	100%
Geographical Diversification (Excludes Cash Equivalents)	4/30/06	10/31/05

Brazil	24%	20%
Mexico	11%	9%
Argentina	11%	5%
Turkey	10%	8%
Venezuela	8%	6%
Philippines	8%	6%
Russia	5%	—
Peru	4%	2%
Indonesia	4%	—
Other	15%	44%
	100%	100%
Currency Exposure*	4/30/06	10/31/05

US	78%	91%
Argentina	5%	2%
Mexico	4%	2%
Brazil	4%	—
Indonesia	4%	—
Turkey	2%	—
Uruguay	—	1%
Other	3%	4%
	100%	100%

* Currency exposure after taking into account the effects of forward contracts.

Asset allocation, geographical diversification and currency exposure are subject to change.

For more complete details about the Fund's investment portfolio, see page 14.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Bonds 118.2%
Argentina 12.5%
Banco Hipotecario SA, Series REG S, 9.75%, 4/27/2016	1,100,000	1,111,000
Central Bank of Argentina, 2.0%, 2/4/2018 ARS	10,100,000	4,653,045
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	5,460,000	2,063,880
GDP Linked Notes, 12/15/2035 ARS	19,855,884	586,152
GDP Linked Notes, 12/15/2035	13,251,418	1,338,393
4.889%*, 8/3/2012 (PIK)	1,100,000	903,434
8.28%, 12/31/2033 (PIK)	1,024,455	1,019,333
(Cost $10,474,699)		11,675,237
Brazil 28.1%
Banco Bradesco SA, Series REG S, 14.8%, 1/4/2010 BRL	8,700,000	4,231,193
Federative Republic of Brazil:
8.25%, 1/20/2034	1,700,000	1,848,750
8.75%, 2/4/2025	1,700,000	1,921,000
10.0%, 8/7/2011	1,240,000	1,453,900
10.5%, 7/14/2014 (b)	3,700,000	4,588,000
11.0%, 1/11/2012 (b)	3,340,000	4,093,170
11.0%, 8/17/2040 (b)	4,260,000	5,484,750
12.25%, 3/6/2030	1,100,000	1,645,600
12.5%, 1/5/2016 BRL	2,000,000	924,506
(Cost $24,396,509)		26,190,869
Colombia 3.6%
Republic of Colombia:
8.125%, 5/21/2024	500,000	556,250
11.75%, 3/1/2010 COP	2,070,000,000	977,142
11.75%, 2/25/2020	700,000	995,750
12.0%, 10/22/2015 COP	1,628,000,000	823,093
(Cost $3,213,679)		3,352,235
Dominican Republic 2.3%
Dominican Republic:
Series REG S, 8.625%, 4/20/2027	740,000	762,200
Series REG S, 9.04%, 1/23/2018	384,776	419,406
Series REG S, 9.5%, 9/27/2011	911,521	979,885
(Cost $2,084,669)		2,161,491
Ecuador 3.6%
Republic of Ecuador, Series REG S, 9.375%, 12/15/2015 (Cost $3,262,065)	3,100,000	3,348,000
Guatemala 1.7%
Republic of Guatemala:
Series REG S, 9.25%, 8/1/2013	900,000	1,019,250
10.25%, 11/8/2011	500,000	585,000
(Cost $1,574,939)		1,604,250
Indonesia 4.3%
Government of Indonesia, Series FR26, 11.0%, 10/15/2014 (Cost $3,989,125) IDR	37,144,000,000	4,058,991
Malaysia 1.8%
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 (Cost $1,590,818) MYR	5,900,000	1,642,773
Mexico 13.5%
Mexican Bonds:
Series MI-10, 8.0%, 12/19/2013 MXN	24,800,000	2,172,003
Series M-20, 8.0%, 12/7/2023 MXN	54,620,000	4,577,864
Series M, 9.0%, 12/22/2011 MXN	18,700,000	1,736,942
Series MI-10, 9.5%, 12/18/2014 MXN	9,500,000	906,609
Pemex Project Funding Master Trust, 9.5%, 9/15/2027	1,300,000	1,626,300
United Mexican States, 8.3%, 8/15/2031	1,300,000	1,543,750
(Cost $12,855,792)		12,563,468
Netherlands 3.8%
Kazkommerts International BV, Series REG S, 7.875%, 4/7/2014	1,800,000	1,804,500
Turanalem Finance BV, Series REG S, 8.5%, 2/10/2015	1,700,000	1,723,460
(Cost $3,708,129)		3,527,960
Peru 5.0%
Republic of Peru:
7.35%, 7/21/2025	3,800,000	3,758,200
9.875%, 2/6/2015	800,000	950,000
(Cost $4,760,555)		4,708,200
Philippines 9.4%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027 (b)	2,900,000	3,139,250
Republic of Philippines:
8.0%, 1/15/2016	1,400,000	1,510,250
8.375%, 2/15/2011	1,000,000	1,082,500
9.0%, 2/15/2013	600,000	676,500
9.375%, 1/18/2017	900,000	1,047,375
9.875%, 1/15/2019	815,000	980,038
10.625%, 3/16/2025	250,000	323,125
(Cost $8,308,680)		8,759,038
Russia 5.4%
Gaz Capital SA, Series REG S, 8.625%, 4/28/2034	2,500,000	3,028,125
Russian Standard Finance SA, 8.875%, 12/16/2015	2,000,000	2,006,240
(Cost $5,150,738)		5,034,365
Turkey 11.3%
Republic of Turkey:
7.25%, 3/15/2015	4,000,000	4,150,000
8.0%, 2/14/2034	1,610,000	1,722,700
10.5%, 1/13/2008	400,000	429,000
15.0%, 2/10/2010 TRY	5,200,000	4,171,384
20.0%, 10/17/2007 TRY	88	72
(Cost $10,824,052)		10,473,156
Ukraine 1.2%
Government of Ukraine, Series REG S, 7.65%, 6/11/2013 (Cost $1,112,318)	1,050,000	1,094,205
Venezuela 9.7%
Republic of Venezuela:
5.75%, 2/26/2016	1,300,000	1,207,050
9.375%, 1/13/2034 (b)	2,340,000	2,968,290
10.75%, 9/19/2013 (b)	3,900,000	4,845,750
(Cost $8,383,981)		9,021,090
Vietnam 1.0%
Socialist Republic of Vietnam, Series REG S, 6.875%, 1/15/2016 (Cost $884,217)	900,000	926,892
Total Bonds (Cost $106,574,965)		110,142,220
	Shares	Value ($)

Cash Equivalents 4.7%
Cash Management QP Trust, 4.78% (c) (Cost $4,326,400)	4,326,400	4,326,400
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $110,901,365)+	122.9	114,468,620
Other Assets and Liabilities, Net	(22.9)	(21,296,507)
Net Assets	100.0	93,172,113

* Floating variable rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2006.

+ The cost for federal income tax purposes was $110,926,437. At April 30, 2006, net unrealized appreciation for all securities based on tax cost was $3,542,183. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,752,681 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,210,498.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) Securities, or a portion thereof, subject to a financing transaction.

(c) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

PIK: Denotes that all or a portion of income is paid in kind.

Currency Abbreviations
ARS	Argentine Peso	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
COP	Colombian Peso	TRY	New Turkish Lira
IDR	Indonesian Rupiah

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $106,574,965)	$ 110,142,220
Investment in Cash Management QP Trust (cost $4,326,400)	4,326,400
Total investments in securities, at value (cost $110,901,365)	114,468,620
Cash collateral for financing transactions	497,855
Foreign currency, at value (cost $38,311)	35,608
Interest receivable	2,390,119
Foreign taxes recoverable	2,015
Other assets	2,146
Total assets	117,396,363
Liabilities
Payable for financing transactions	23,840,367
Due to custodian bank	107,814
Unrealized depreciation on forward foreign currency exchange contracts	23,813
Accrued management fee	73,340
Accrued interest expense	33,774
Other accrued expenses and payables	145,142
Total liabilities	24,224,250
Net assets, at value	$ 93,172,113
Net Assets
Net assets consists of: Undistributed net investment income	836,570
Net unrealized appreciation (depreciation) on: Investments	3,567,255
Foreign currency related transactions	64,734
Accumulated net realized gain (loss)	(40,629,592)
Paid-in capital	129,333,146
Net assets, at value	$ 93,172,113
Net Asset Value
Net asset value per share ($93,172,113 ÷ 9,952,619 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.36

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Interest (net of foreign taxes of $3,105)	$ 4,184,632
Interest — Cash Management QP Trust	122,635
Total Income	4,307,267
Expenses: Management fee	459,885
Services to shareholders	16,704
Custodian and accounting fees	76,143
Auditing	40,174
Legal	11,983
Directors' fees and expenses	49,390
Reports to shareholders	95,212
Interest expense	534,711
Stock exchange listing fees	10,569
Other	31,452
Total expenses, before expense reductions	1,326,223
Expense reductions	(382)
Total expenses, after expense reductions	1,325,841
Net investment income	2,981,426
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,508,867
Foreign currency related transactions	(193,723)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
2,315,144
Net unrealized appreciation (depreciation) during the period on: Investments	1,818,714
Foreign currency related transactions	76,637
1,895,351
Net gain (loss) on investment transactions	4,210,495
Net increase (decrease) in net assets resulting from operations	$ 7,191,921

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended April 30, 2006 (Unaudited)
Cash Flows from Operating Activities
Investment income received	$ 4,150,591
Payment of expenses	(824,039)
Payment of interest expense	(570,971)
Proceeds from sales and maturities of long-term investments	107,132,570
Purchases of long-term investments	(106,835,369)
Net change in short-term investments	1,170,000
Cash provided by operating activities	4,222,782
Cash Flows from Financing Activities
Net increase (decrease) in financing transactions	(757,129)
Distributions paid	(2,786,733)
Cash used for financing activities	(3,543,862)
Increase (decrease) in cash	678,920
Cash at beginning of period*	(253,271)
Cash at end of period*	$ 425,649
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Used for Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 7,191,921
Net increase (decrease) in investments	(1,888,640)
Net increase (decrease) in net unrealized (appreciation) depreciation on investments	(1,818,714)
(Increase) decrease in interest receivable	(355,030)
(Increase) decrease in other assets	(3,655)
(Increase) decrease in receivable for investments sold	3,672,648
Increase (decrease) in payable for investments purchased	(2,520,657)
(Increase) decrease in net unrealized appreciation (depreciation) on open/closed forward foreign currency exchange contracts	14,078
Increase (decrease) in interest on notes payable	(36,260)
Increase (decrease) in accrued expenses	(32,909)
Cash provided by operating activities	$ 4,222,782

* Includes foreign currency

Significant non-cash activity from market discount accretion and premium amortization in the net amount of $198,354 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income	$ 2,981,426	$ 4,810,299
Net realized gain (loss) on investment transactions	2,315,144	12,323,664
Net unrealized appreciation (depreciation) during the period on investment transactions	1,895,351	(2,728,689)
Net increase (decrease) in net assets resulting from operations	7,191,921	14,405,274
Distributions to shareholders from net investment income	(2,786,733)	(5,573,467)
Increase (decrease) in net assets	4,405,188	8,831,807
Net assets at beginning of period	88,766,925	79,935,118
Net assets at end of period (including undistributed net investment income of $836,570 and $641,877, respectively)	$ 93,172,113	$ 88,766,925
Other Information
Shares outstanding at beginning of period	9,952,619	9,952,619
Shares issued to shareholders in reinvestment of distributions	—	—
Shares outstanding at end of period	9,952,619	9,952,619

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2006[a]	2005	2004	2003	2002[d]	2001
Per Share Operating Performance
Net asset value, beginning of period	$ 8.92	$ 8.03	$ 7.44	$ 5.98	$ 5.66	$ 6.10
Income (loss) from investment operations: Net investment income[b]	.30	.48	.44	.55	.67	.77
Net realized and unrealized gain (loss) on investment transactions	.42	.97	.72	1.52	.40	(.56)
Total from investment operations	.72	1.45	1.16	2.07	1.07	.21
Less distributions from: Net investment income	(.28)	(.56)	(.57)	(.61)	(.75)	(.65)
Net asset value, end of period	$ 9.36	$ 8.92	$ 8.03	$ 7.44	$ 5.98	$ 5.66
Market value, end of period	$ 8.30	$ 7.86	$ 7.38	$ 7.10	$ 5.57	$ 5.32
Total Return
Per share net asset value (%)[c]	8.58**	18.72	16.94	36.13	19.89	4.23
Per share market value (%)[c]	9.15**	14.23	12.50	39.29	18.60	18.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	89	80	74	59	56
Ratio of expenses (excluding interest) (%)	1.72*	1.81	1.98	2.03	2.09	2.09
Ratio of expenses (%)	2.88*	2.65	2.31	2.28	2.73	3.04
Ratio of net investment income (%)	6.48*	5.62	5.75	7.89	10.87	12.50
Portfolio turnover rate (%)	191e*	155[e]	252	306	740	781

a For the six months ended April 30, 2006 (Unaudited).

b Based on average shares outstanding during the period.

c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

d As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 11.01% to 10.87%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

e The portfolio turnover rate including financing transactions was 501%* for the six months ended April 30, 2006 and 420% for the year ended October 31, 2005.

* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global High Income Fund, Inc. (formerly Scudder Global High Income Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Financing Transactions. The Fund may enter into financing transactions consisting of a sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is included in interest expense on the Statement of Operations. The purchaser retains legal title and beneficial ownership of the securities and the Fund retains any accrued interest during the life of the transaction. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $42,820,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($19,270,000), October 31, 2007 ($16,250,000) and October 31, 2009 ($7,300,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income, if any, is distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes except when purchased in default. The Fund uses the specific identification method for determining realized gain or loss on investments. The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency position and cash due to the Fund's custodian bank at April 30, 2006.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $95,700,557 and $94,880,532, respectively. Purchases and sales of US Treasury obligations aggregated $8,811,438 and $8,773,113, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Advisory Management and Administration Agreement ("Management Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Prior to December 1, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Manager, was the subadvisor for the Fund and responsible for managing its assets.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Manager, parts of its asset management business and related assets based in London and Philadelphia.

On December 1, 2005, DeAMIS became a direct, wholly owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"). Effective December 2, 2005, and pursuant to a written contract with the Manager, AAMISL serves as the sub-advisor to the Fund with respect to the investment and reinvestment of the Fund's assets. AAMISL is paid for its services by the Manager from its fee as investment advisor to the Fund.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DWS-SISC aggregated $7,979, of which $2,700 is unpaid.

DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DWS-SSC aggregated $7,380, of which $2,500 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB") DWS-SFAC has delegated all accounting functions to SSB. DWS-SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DWS-SFAC aggregated $43,768, of which $8,980 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended April 30, 2006, the Manager agreed to reimburse the Fund $382, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

E. Forward Foreign Currency Exchange Contracts

As of April 30, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US $)
BRL	1,620,000	USD	744,828	7/28/2006	$ (12,215)
MXN	49,750,000	USD	4,462,684	7/28/2006	$ (4,421)
USD	938,503	PHP	48,835,000	7/28/2006	$ (903)
TRY	3,210,000	USD	2,377,426	7/28/2006	$ (6,274)
Total unrealized depreciation					$ (23,813)
Currency Abbreviations
BRL	Brazilian Real	TRY	New Turkish Lira
PHP	Philippine Peso	USD	US Dollar
MXN	Mexican Peso

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Financing Agreements

The Fund entered into financing agreements with third parties involving its holdings in foreign debt securities. At April 30, 2006, the Fund had outstanding financing agreements as follows:

Counterparty	Value of Assets Sold Under Financing Agreements	Financing Liability	Weighted Average Maturity
UBS AG	$ 23,379,710	$ 23,840,367	31 days

The weighted average daily balance of financing agreements outstanding during the six months ended April 30, 2006 was approximately $21,789,042. The weighted average interest rate was 4.50%. The maximum financing agreement liability outstanding during the six months ended April 30, 2006 was $24,597,496.

H. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

I. Loan Participations/Assignments

The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

J. Payments made by Affiliates

During the six month period ended April 30, 2006, the Advisor fully reimbursed the Fund $2,087 for losses incurred in violation of the Fund's investment restrictions.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through DWS Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due bills, if applicable.

Enrollment

Each stockholder of record must enroll in the Plan by instructing the Transfer Agent in writing. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Other Information

The Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. Under the supervision of the Board of Directors and pursuant to its Amended and Restated Investment Advisory, Management and Administration Agreement with the fund, DeIM has allocated all of the fund's portfolio for management to Aberdeen Asset Management Investment Services Limited. DeIM is part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management ("DeAM") is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeAM also manages the assets of other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., The Korea Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc. and DWS Global Commodities Stock Fund, Inc. In addition, DeAM manages open-end mutual funds which invest in domestic and international markets.

The Subadvisor

Aberdeen Asset Management Investment Services Limited ("AAMISL"), located at 1735 Market Street, Philadelphia, PA is the fund's subadvisor. Under the supervision of the Board of Trustees and the Advisor, the subadvisor makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. AAMISL is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMISL is paid for its services by the Manager from its fee as investment advisor to the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Investment Portfolio

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Net Asset Value

The fund's NAV is available daily on our Web site at www.cef.dws-scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of	Average Price Paid	Total Number of	Maximum Number of
Period	Shares Purchased	per Share	Shares Purchased as	Shares that May Yet Be
			Part of Publicly Announced	Purchased Under the
			Plans or Programs	Plans or Programs

November 1 through November 30, 2005	0	$0.0	n/a	n/a
December 1 through December 31, 2005	0	$0.0	n/a	n/a
January 1 through January 31, 2006	0	$0.0	n/a	n/a
February 1 through February 28, 2006	0	$0.0	n/a	n/a
March 1 through March 31, 2006	0	$0.0	n/a	n/a
April 1 through April 30, 2006	0	$0.0	n/a	n/a

Total	0	$0.0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the 345 Park Avenue, New York, NY 10154

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global High Income Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006